                                                                    EXHIBIT 10.4



                           DATED 28TH SEPTEMBER, 2000







                       CHARTERED SILICON PARTNERS PTE LTD
                                   AS BORROWER



                                     - AND -



                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                               AS SECURITY TRUSTEE








                    ----------------------------------------

                               DSRA ACCOUNT CHARGE

                    ----------------------------------------









                                ALLEN & GLEDHILL,
                           36, ROBINSON ROAD, #18-01,
                                   CITY HOUSE,
                                SINGAPORE 068877.

                                 C O N T E N T S

CLAUSE      HEADING                                           PAGE
------      -------                                           ----
   1.       INTERPRETATION                                      1

   2.       COVENANT TO PAY                                     2

   3.       ASSIGNMENT AND CHARGE                               2

   4.       CONTINUING SECURITY                                 3

   5.       REPRESENTATIONS AND WARRANTIES                      4

   6.       UNDERTAKINGS                                        4

   7.       ENFORCEMENT                                         5

   8.       ACCOUNT                                             5

   9.       APPLICATION OF MONEYS                               5

  10.       INDEMNITY                                           6

  11.       DELEGATION                                          6

  12.       FURTHER ASSURANCE                                   6

  13.       POWER OF ATTORNEY                                   6

  14.       AVOIDANCE OF PAYMENTS                               7

  15.       REMEDIES AND WAIVERS                                7

  16.       BENEFIT OF SECURITY                                 7

  17.       PARTIAL INVALIDITY                                  7

  18.       COMMUNICATIONS                                      7

  19.       GOVERNING LAW AND JURISDICTION                      8

            SCHEDULE 1 -- FORM OF NOTICE OF ASSIGNMENT
                           TO ACCOUNT BANK                      9

            SCHEDULE 2 -- FORM OF ACKNOWLEDGEMENT OF
                           NOTICE                              10

     T H I S  C H A R G E  is made on 28th September, 2000  B E T W E E N:-

(1) CHARTERED SILICON PARTNERS PTE LTD (the "Borrower"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial
     Park D, Street 2, Singapore 738406; and

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, a company incorporated in the Netherlands and acting through its Singapore branch at 63, Chulia Street, Singapore 049514, in its capacity as security trustee for itself and the Phase 2 Secured Parties defined below (in such capacity, the "Security Trustee").

     W H E R E A S:-

(A) By a Credit Agreement (the "Credit Agreement") dated 28th September, 2000 made between (1) the Borrower, as borrower, (2) ABN AMRO Bank N.V., Singapore Branch, Citibank, N.A., Singapore, Overseas Union Bank Limited, The Sumitomo Bank, Limited, Danske Bank A/S, Industrial And Commercial Bank Of China, Singapore Branch, and Commerzbank Aktiengesellschaft, Singapore Branch, as lead arrangers, (3) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, The Sanwa Bank Limited, Singapore Branch, The Industrial Bank of Japan, Limited, Singapore Branch, The Norinchukin Bank, Singapore Branch, and Credit Lyonnais, Singapore Branch, as arrangers, (4) The HongKong and Shanghai Banking Corporation Limited, as co-arranger, (5) Bayerische Landesbank Girozentrale, Singapore Branch, as lead manager, (6) Westdeutsche Landesbank Girozentrale, Singapore Branch, as manager, (7) the Guarantor Banks named therein, as guarantor banks, (8) the Lending Banks named therein, as lending banks (the Guarantor Banks and the Lending Banks being hereinafter collectively referred to as the "Banks"),
(9) ABN AMRO Bank N.V., Singapore Branch, as agent, and (10) the Security Trustee, as security trustee, (a) the Guarantor Banks agreed to grant a S$240,000,000 guarantee facility or a US$140,000,000 term loan facility to the Borrower and (b) the Lending Banks agreed to grant a US$680,000,000 term loan facility to the Borrower, upon the terms and subject to the conditions of the Credit Agreement.

(B) The Borrower may not request for the making of an Advance (as defined in the Credit Agreement) unless and until, inter alia, the Security Trustee has received this Charge, duly executed by the Borrower.

(C) The Security Trustee is holding the benefit of this Charge on trust for itself and the Phase 2 Secured Parties under the terms of the Trust Deed (as defined below).


     I T  I S  A G R E E D  as follows:-


1.   INTERPRETATION

(A) Definitions: In this Charge, except to the extent that the context requires otherwise:-

     "Account Bank" means any of the Banks acting out of its office in Singapore as may be selected by the Borrower;

     "Act" means the Conveyancing and Law of Property Act, Chapter 61 of Singapore;

     "Charged Property" means all the assets and property of the Borrower assigned and charged under or pursuant to Clause 3;

     "Debt Service Reserve Account" means the deposit account established and maintained or to be established and maintained by the Borrower with the Account Bank;

     "Financing Documents" means the Credit Agreement and the Security
     Documents;

     "Phase 2 Secured Parties" means all parties for the time being to the Credit Agreement other than the Borrower (and includes their respective successors and assigns);

     "Secured Debt" means all sums (whether principal, interest, fee, commission or otherwise) which are or at any time may be or become due from or owing by the Borrower to the Phase 2 Secured Parties (or any of them), whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to the Phase 2 Secured Parties (or any of them) under or pursuant to, any of the Financing Documents;

     "Security Trustee" includes its successors in title and assigns and any company with which it may amalgamate and all other persons for the time being the security trustee for itself and the Phase 2 Secured Parties under this Charge; and

     "Trust Deed" means the trust deed dated 28th September, 2000 made between
     (1) the Borrower and (2) the Security Trustee, being the Trust Deed referred to in the Credit Agreement.

(B) Financing Documents: All terms and references used in this Charge and which are defined or construed in any of the Financing Documents but are not defined or construed in this Charge shall have the same meaning and construction in this Charge. Any reference in this Charge to a Financing Document includes that Financing Document as amended, modified or supplemented from time to time and any document which amends, modifies or supplements that Financing Document.

(C) This Charge: Except to the extent that the context otherwise requires, any reference to "this Charge" includes this Charge as from time to time amended, modified or supplemented and any document which is supplemental hereto or which is entered into for the purposes of perfecting or protecting the security constituted by this Charge.

(D) Headings and Clauses: The headings in this Charge are inserted for convenience only and shall be ignored in construing this Charge. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa. References to a statute shall be deemed to be references to that statute as from time to time amended or re-enacted. Save where otherwise indicated, references to "Clauses" and "Schedules" are to be construed as references to the clauses of, and the schedules to, this Charge.


2.   COVENANT TO PAY

     The Borrower hereby covenants that it will pay and discharge the Secured Debt in accordance with the terms of the Financing Documents.


3.   ASSIGNMENT AND CHARGE

     The Borrower as beneficial owner, and as a continuing security for the payment and discharge of the Secured Debt and for the observance and performance by the Borrower of its obligations under the Financing Documents, hereby charges, and agrees to charge in favour of the Security Trustee (as security trustee for the Phase 2 Secured Parties), with the intent that it shall take effect by way of first fixed charge, and assigns and agrees to assign absolutely to the Security Trustee (as security trustee for the Phase 2 Secured Parties), free from all liens, charges and other encumbrances, all the Borrower's present and future rights, title and interest in and to all moneys from time to time standing to the credit of the Debt Service Reserve Account, whether in addition to or by way of renewal, extension or replacement of any moneys previously deposited in or credited to the Debt Service Reserve Account (it being understood that such moneys may from time to time be represented by new account numbers) or otherwise, together with any interest from time to time accruing in respect of such moneys Provided Always that if at any time the whole of the Secured Debt shall have been paid or discharged in full, the Security Trustee will, as soon as reasonably practicable, at the cost and request of the Borrower, discharge or otherwise reassign, on a without recourse or warranty basis (other than in respect of the Security Trustee's acts or omissions constituting negligence or wilful default), to the Borrower or as it may direct the Charged Property from the security hereby created.


4.   CONTINUING SECURITY

(A) Continuing Obligations: The security created by this Charge shall constitute and be a continuing security for the payment and discharge of the Secured Debt notwithstanding any intermediate payment or settlement of account or reduction or repayment of the Secured Debt for the time being owing or any other matter or thing whatsoever, and shall be in addition to and shall not be in any way prejudiced or affected by any of the other Financing Documents or any collateral or other agreement, security, guarantee, indemnity, right, remedy or lien of whatever nature which the Security Trustee or any of the Phase 2 Secured Parties may now or at any time hereafter have, or judgment or order obtained by the Security Trustee or any of the Phase 2 Secured Parties, for or in respect of all or any part of the Secured Debt nor shall any of the other Financing Documents or any such collateral or other agreement, security, guarantee, indemnity, right, remedy or lien or judgment or order be in any way prejudiced or affected by this Charge.

(B) Unconditionality of Security: The security created by this Charge shall not be discharged or affected by (1) any time, indulgence, concession, waiver or consent at any time given to the Borrower or any other person, (2) any amendment or supplement to or change in the terms of the Secured Debt, any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (3) the making or absence of any demand on the Borrower or any other person for payment, (4) the enforcement or absence of enforcement of any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (5) the taking, existence or release of any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (6) the bankruptcy or winding-up of the Borrower or any other person (or the commencement of any of the foregoing), (7) the illegality, invalidity or unenforceability of or any defect in any provision of any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien or any of the obligations of any of the parties thereunder or (8) any other matter or thing which but for the provisions of this sub-Clause (B) would operate to impair or discharge the security created by this Charge.

(C) Continuation/Opening of Accounts: In the event of the commencement of the winding-up of the Borrower or of this Charge ceasing for any reason to be binding on the Borrower or if the Security Trustee or any of the Phase 2 Secured Parties shall at any time receives notice (either actual or otherwise) of any subsequent or other mortgage, charge, assignment, hypothecation, pledge, lien or other like interest, matter, event or transaction affecting the Charged Property or any part of it, the Security Trustee and each of the Phase 2 Secured Parties may open a new account or accounts for the Borrower in its books. If the Security Trustee or any of the Phase 2 Secured Parties does not in fact open such new account then, unless it gives express notice in writing to the Borrower to the contrary, the Security Trustee and/or such Secured Party shall be treated as if it had in fact opened such account or accounts at the time when it received or is deemed to have received such notice. As from that time and unless such express notice in writing shall be given to the Borrower by the Security Trustee and/or each of the Phase 2 Secured Parties, all payments by or on behalf of the Borrower to the Security Trustee or any of the Phase 2 Secured Parties shall be credited, or treated as having been credited, to a new account of the Borrower and not as having been applied in reduction of the Secured Debt at the time when such notice was received or deemed to have been received. For the avoidance of doubt, if a payment which would (but for this sub-Clause (C)) have been applied in reduction of the Secured Debt in accordance with the provisions of the Financing Documents is instead credited to a new account of the Borrower under this sub-Clause (C), then solely for the purpose of calculating interest accruing on the Secured Debt, the Secured Debt shall be deemed to have been reduced by the amount of that payment in accordance with such application of that payment.

(D) Suspense Account: Any amount received or recovered by the Security Trustee or any of the Phase 2 Secured Parties in respect of any amount received or recovered pursuant to this Charge and/or any of the powers hereby conferred may be placed by the Security Trustee or such Secured Party in a suspense account (which shall be interest-bearing, where practicable) with a view to preserving the rights of such party to prove for the whole of the Secured Debt. That amount may be kept there (with any interest accrued being credited to that account) unless and until the Borrower is not obliged to pay any further sum under the Credit Agreement and the Security Trustee or such Secured Party has irrevocably received or recovered its share of the Secured Debt.


5.   REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to and for the benefit of the Security Trustee and each of the Phase 2 Secured Parties as follows:-

     (1) Ownership: it is and will at all times be the sole and beneficial owner of the Charged Property or otherwise permitted under the Financing Documents;

     (2) Existing Security: no security exists on or over any of the Charged Property except for the security created by this Charge; and

     (3) Repetition: each of the above representations and warranties will be correct and complied with in all respects on the date of each request for an Advance, on the date on which each Advance is to be made, the date of the request for the issue of the EDB Guarantee, the date on which the EDB Guarantee is issued and each Interest Payment Date as if repeated then by reference to the then existing circumstances.


6.   UNDERTAKINGS

     The Borrower hereby undertakes to the Security Trustee and each of the Phase 2 Secured Parties that:-

     (1) Notice of Charge: it will forthwith upon the execution of this Charge give to the Account Bank a notice of this Charge in the form of
          Schedule 1 (or in such other form as the Security Trustee and the Borrower may agree) and use its reasonable endeavours to procure that the Account Bank delivers to the Security Trustee an acknowledgment of such notice in the form of Schedule 2 (or in such other form as the Security Trustee and the Borrower may agree);

     (2) Disposition: it will not (and will not agree, conditionally or unconditionally, to), without the prior consent in writing of the Security Trustee (such consent not to be unreasonably withheld), sell, assign, transfer or otherwise dispose of, or create (or agree, conditionally or unconditionally, to create) or have outstanding any security on or over any part of the Charged Property or any interest in the Charged Property, except for the security created by this Charge or as expressly permitted under any of the other Financing Documents;

     (3) Impairment of Security: it will not take or omit to take any action the taking or omission of which will result in any impairment of this Charge or of any of the rights created under this Charge; and

     (4) Enforcement of Rights: after the occurrence of an Acceleration Event, it will do or permit to be done each and every act or thing which the Security Trustee may from time to time reasonably require to be done for the purpose of enforcing the rights of the Security Trustee and the Phase 2 Secured Parties under this Charge and will allow its name to be used as and when reasonably required by the Security Trustee for that purpose.


7.   ENFORCEMENT

(A)  Section 21: Section 21 of the Act shall not apply to this Charge.

(B) Power of Sale: The Security Trustee may exercise the power of sale conferred on mortgagees by the Act (as varied and extended by this Charge) free from the restrictions imposed by Section 25 thereof. The security created by this Charge shall become enforceable and the power of sale and all other powers conferred by the Act and/or this Charge shall arise and may be exercised by the Security Trustee at any time after the occurrence of an Acceleration Event.

(C) Statutory Powers: The powers conferred by this Charge in relation to the Charged Property or any part thereof on the Security Trustee shall be in addition to and not in substitution for the powers conferred on mortgagees under the Act, which shall apply to the security created by this Charge except insofar as they are expressly or impliedly excluded. Where there is any ambiguity or conflict between the powers contained in the Act and those conferred by this Charge as aforesaid or where the powers or protections in this Charge are more extensive or less restricted than those provided by the Act, then the terms of this Charge shall prevail to the extent permitted by law.


8.   ACCOUNT

(A) Account: The Borrower undertakes to the Security Trustee and each of the Phase 2 Secured Parties that it will at all times during the continuance of this Charge maintain with the Account Bank the Debt Service Reserve Account and it will not withdraw (or attempt to withdraw), or deal with (or agree, conditionally or unconditionally, to deal with) any of the money from time to time standing to its credit in the Debt Service Reserve Account or purport or attempt to do any other act or thing which may in any way delay or prejudice the right of the Security Trustee and each of the Phase 2 Secured Parties and to receive payment of such moneys in accordance with the provisions of this Charge.

(B) Security Trustee's Power: The Security Trustee (as trustee for the Phase 2 Secured Parties) shall have power at all times, either in its own name or in the name of the Borrower, and without prior notice to the Borrower or any other person, to withdraw, and where any moneys from time to time standing to the credit of the Borrower in the Debt Service Reserve Account or any part thereof is denominated in a currency other than the currency of the Secured Debt, to convert such moneys into the currency of the Secured Debt, and apply such moneys in the manner and order as set out in Clause 9 and generally to operate the Debt Service Reserve Account and withdraw or deal with any of the money from time to time standing to the credit of the Debt Service Reserve Account in such manner as the Security Trustee (as trustee for the Phase 2 Secured Parties) may deem fit for purposes of securing or protecting the interests or enforcing the rights of the Security Trustee and each of the Phase 2 Secured Parties under this Charge Provided That the Security Trustee shall as soon as reasonably practicable after effecting any such withdrawal, conversion or other dealing, give notice in writing thereof to the Borrower.


9.   APPLICATION OF MONEYS

     Any moneys received by the Security Trustee under or pursuant to this Charge and/or the powers conferred by this Charge shall be applied in accordance with the provisions of Clause 8(C) of the Trust Deed.


10.  INDEMNITY

(A) To Security Trustee: The Security Trustee shall at all times, after the enforcement of the security constituted by this Charge, be held harmless and be indemnified by the Borrower from and against all actions, losses, claims, proceedings, costs, demands and liabilities suffered by the Security Trustee as a result of the enforcement of the security constituted by this Charge (including but not limited to all those powers vested in the Security Trustee under or pursuant to Clause 7) unless such actions, losses, claims, proceedings, costs, demands and liabilities shall have arisen, whether directly or indirectly, out of the Security Trustee's wilful default or negligence.

(B) Repayment of Moneys: If, in connection with the enforcement of the security constituted by this Charge, the Security Trustee sees fit to exercise its rights hereunder with respect to the Charged Property or any part thereof or if the Security Trustee makes any payment in respect of the Charged Property or any part thereof which should have been borne by the Borrower, all moneys so expended by the Security Trustee for the purposes aforesaid shall on demand be repaid by the Borrower to the Security Trustee in the currency in which such moneys were expended together with interest thereon calculated day by day from the date such moneys were expended until full payment (whether before or after judgment) at the rate per annum specified in Clause 18(B) of the Credit Agreement.


11.  DELEGATION

     The Security Trustee may, at any time and from time to time with the prior consent of the Borrower (such consent not to be unreasonably withheld), delegate by power of attorney or in any other manner to any person or persons or fluctuating body of persons (such person or persons to be approved by the Borrower, such approval not to be unreasonably withheld) all or any of the powers, authorities and discretions which are for the time being exercisable by the Security Trustee under this Charge in relation to the Charged Property or any part thereof and any such delegation may be made upon such terms and conditions (including power to sub-delegate with the approval of the Borrower, such approval not to be unreasonably withheld) and subject to such regulations as the Security Trustee may reasonably think fit and the Security Trustee shall not be in any way liable or responsible to the Borrower for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate.


12.  FURTHER ASSURANCE

     The Borrower shall at its own expense execute and do all such assurances, acts and things as the Security Trustee may reasonably require for perfecting or protecting the security over the Charged Property or any part thereof or for facilitating the realisation of the Charged Property and shall in particular execute all transfers, conveyances, assignments and assurances relating to the Charged Property (whether to the Security Trustee or to its nominees) and give all notices, orders and directions which the Security Trustee may reasonably think expedient.


13.  POWER OF ATTORNEY

(A) Powers: The Borrower hereby by way of security irrevocably appoints the Security Trustee and every such delegate or sub-delegate as aforesaid to be its attorney and on its behalf and in its name or otherwise, at any time after the occurrence of an Acceleration Event, to execute and do all such assurances, acts and things which the Borrower ought to do under the covenants and provisions contained in this Charge and generally in its name or otherwise and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Charge on the Security Trustee or any such delegate or sub-delegate and (without prejudice to the generality of the foregoing) to seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it may deem proper in or for the purpose of exercising any of such powers, authorities and discretions.

(B) Ratification: The Borrower hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in sub-Clause (A) above shall do in the exercise of all or any of the powers, authorities and discretions referred to in such sub-Clause.


14.  AVOIDANCE OF PAYMENTS

     No assurance, security or payment which may be avoided under any law relating to bankruptcy or insolvency and no release, settlement or discharge given or made by the Security Trustee or any of the Phase 2 Secured Parties on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Security Trustee to enforce the security created by this Charge in respect of the full extent of the moneys thereby secured. Any such release, settlement or discharge shall be deemed to be made subject to the condition that it will be void, if any payment or security which the Security Trustee or any of the Phase 2 Secured Parties may have received from any person in respect of the Secured Debt, is set aside under any applicable law or proves to have been for any reason invalid.


15.  REMEDIES AND WAIVERS

(A) Rights/Remedies: No failure on the part of the Security Trustee to exercise, and no delay on its part in exercising, any right or remedy under this Charge will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Charge are cumulative and not exclusive of any rights or remedies provided by law.

(B) Waiver/Consent: Any waiver or consent by the Security Trustee under this Charge must be in writing and may be given subject to any conditions thought fit by the Security Trustee. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.


16.  BENEFIT OF SECURITY

     This Charge shall be binding upon and enure to the benefit of each party hereto and its successors and permitted assigns. The Borrower may not assign or transfer all or any part of its rights, benefits and obligations hereunder.


17.  PARTIAL INVALIDITY

     The illegality, invalidity or unenforceability of any provision of this Charge under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision of this Charge.


18.  COMMUNICATIONS

(A) Notices: Each demand, notice or other communication under this Charge shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to either party under this Charge shall be sent to it at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated in writing by that party for the purpose of this Charge. The initial fax number, telex number, address and person so designated by the parties are set out below:-

     The Borrower   :   Chartered Silicon Partners Pte Ltd,
                        60, Woodlands Industrial Park D,
                        Street 2,
                        Singapore 738406.

     Fax number     :   360 4970
     Attention      :   Legal Department

     The Security   :   ABN AMRO Bank N.V., Singapore Branch
     Trustee            63, Chulia Street,
                        5th Floor,
                        Singapore 049514.

     Fax number     :   536 7816
     Telex number   :   RS 24396
     Attention      :   Ms Sally Loh/Ms Patricia Teo

(B) Deemed Delivery: A demand, notice or other communication made or given to the Borrower in accordance with sub-Clause (A) shall be effective (notwithstanding that it is returned undelivered) and shall be deemed to be received by it, if sent by fax or telex, on the day of despatch or, in any other case, when left at the address required by sub-Clause (A) or within two days after being sent by prepaid post addressed to that address.


19.  GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Charge shall be governed by, and construed in accordance with, the laws of Singapore.

(B) Jurisdiction: The courts of Singapore shall have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Charge.

                                S C H E D U L E  1


                  FORM OF NOTICE OF ASSIGNMENT TO ACCOUNT BANK


From:             Chartered Silicon Partners Pte Ltd

To:               [Name of Account Bank]

Dear Sirs,


                               Re: Account No. [    ]

     We hereby give you notice that by a DSRA account charge (the "Charge")
dated [    ], 2000 made between us and ABN AMRO Bank N.V., Singapore
Branch (the "Security Trustee"), as security trustee for itself and for the Phase 2 Secured Parties referred to in the Charge, we have charged and assigned absolutely to the Security Trustee, all our right, title and interest in and to all moneys from time to time standing to the credit of the account [particulars of account] (the "Debt Service Reserve Account") maintained by us with you and all rights, benefits and proceeds of such moneys.

     Accordingly, we are not entitled to withdraw or deal with any moneys from the Debt Service Reserve Account nor receive any rights, benefits or proceeds of such moneys except with the prior consent in writing of the Security Trustee or save as permitted under Clause 16(B) of the Credit Agreement.

     You are authorised at all times to act in accordance and fully comply with any and all instructions from the Security Trustee to debit the Debt Service Reserve Account and transfer the amount so debited to the Security Trustee.

     This notice and the instructions herein contained are irrevocable and may not be modified without the prior consent in writing of the Security Trustee.

     Please acknowledge to the Security Trustee the receipt of this notice in the form of the acknowledgment attached.

     Dated [    ], 2000.



                                                     Yours faithfully,
                                                    For and on behalf of
                                             CHARTERED SILICON PARTNERS PTE LTD


                                             By:
                                                   -----------------------------


                                             Name:
                                                   -----------------------------


                                             Title:
                                                   -----------------------------

                                S C H E D U L E  2


                        FORM OF ACKNOWLEDGEMENT OF NOTICE


From:             [Name of Account Bank]
                  (as Account Bank)

To:               ABN AMRO Bank N.V., Singapore Branch
                  (as Security Trustee)


Dear Sirs,

                               Re: Account No. [    ]

     We acknowledge receipt of a notice of charge dated [    ], 2000, of which
the attached is a copy, and:-

     (1) confirm that we have received no notice of any prior charge, assignment or other security over the moneys referred to in the notice;

     (2) irrevocably and unconditionally agree not to set-off to your prejudice the moneys referred to in the notice against any claim which we may have against Chartered Silicon Partners Pte Ltd; and

     (3) confirm that we will comply with the directions to us contained in the notice.


                                                           Yours faithfully,
                                                         For and on behalf of
                                                        [NAME OF ACCOUNT BANK]


                                                By:
                                                    ---------------------------


                                                Name:
                                                     --------------------------


                                                Title:
                                                      -------------------------

     I N W I T N E S S W H E R E O F this Charge has been entered into on the day stated at the beginning of this Charge.



THE BORROWER

The Common Seal of                  ) /S/ CHIA SONG HWEE
CHARTERED SILICON PARTNERS PTE LTD  ) ----------------------
was hereunto affixed in             ) /S/ ANGELA HON
the presence of:-                   ) ----------------------



Chia Song Hwee                   Director
-------------------------------


 Angela Hon                      Secretary
-------------------------------


     I, Christy Anne Lim, an Advocate and Solicitor of
        ----------------
the Supreme Court of the Republic of Singapore practising in Singapore hereby certify that on 28th September, 2000 the Common Seal of CHARTERED SILICON
                --------------
PARTNERS PTE LTD was duly affixed to the above Charge at Singapore in my presence in accordance with the Articles of Association of CHARTERED SILICON PARTNERS PTE LTD (which Articles of Association have been produced and shown to me).

     Witness my hand this 28th September, 2000.
                          --------------


THE SECURITY TRUSTEE


Signed, Sealed and Delivered by     )
                                    )
Rajan Ray                       and ) /s/ RAJAN RAY
-------------------------------     ) ----------------------
                                    )
Goh Chong Theng                 as  ) /s/ GOH CHONG THENG
-------------------------------     ) ----------------------
attorneys for and on behalf of      )
ABN AMRO BANK N.V., SINGAPORE       )
BRANCH                              )
in the presence of:-                )


/s/ SIAN ONG
-------------------------------